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                                                          EXHIBIT 99.11

                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Financial Highlights," "Counsel and Independent Auditors," "Financial Statements," and "General Information" and to the use of our report dated October 14, 1996, in this Post-Effective Amentment No. 2 (Form N-1A No. 33-97598/811-9102) of WEBS Index Fund, Inc., formerly Foreign Fund, Inc.






                                             /s/ Ernst & Young LLP
                                             --------------------------------
                                             Ernst & Young LLP



New York, New York
December 24, 1996